Item 1: Report to Shareholders

California Tax-Free Money Fund	August 31, 2006

The views and opinions in this report were current as of August 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Bonds produced modestly positive returns in the six-month period ended August 31, 2006, with tax-free municipal bonds outpacing their taxable counterparts. Bond yields rose across almost all maturities but ended the period well below their highest levels as the Federal Reserve, which lifted the federal funds target rate to 5.25% at the end of June, suspended its tightening efforts in early August in anticipation of reduced inflation pressures stemming from slower economic growth. Long-term and lower-quality municipal securities continued to outperform short-term and higher-quality issues. The California Tax-Free Bond Fund and the California Tax-Free Money Fund enjoyed improved returns in this environment thanks to higher yields.

MARKET ENVIRONMENT

Economic growth, which accelerated at the beginning of 2006, moderated over the last six months. Rising mortgage rates helped cool the housing market, job growth softened, and consumer spending decelerated amid rising interest rates, stubbornly high oil and gas prices, and slower housing equity growth.

A tight labor market and higher energy prices have raised business production costs, spurring inflation above the comfort zone of Federal Reserve officials. In response, the central bank raised the federal funds target rate successively from 4.50% to 5.25% in June—a level not seen in more than five years.

On August 8, the central bank refrained from raising the fed funds rate for the first time in two years—the highly anticipated “pause” in Fed tightening—based on the moderation of U.S. economic growth and perceptions that “inflation pressures seem likely to moderate over time.” However, the Fed acknowledged that “some inflation risks remain” and left open the possibility of additional rate increases.

California municipal money market yields rose in the last six months, as shown in the graph on page 1, while longer-term yields as reflected in the California Bond Index fell slightly. As a result, the municipal yield curve—a graphic depiction of the difference between yields of municipal bonds with various maturities—flattened.

In the taxable bond market, Treasury yields rose across all maturities, with short-term rates rising more than long-term. In fact, portions of the Treasury yield curve were inverted for much of the last six months (i.e., some short-term yields were higher than some long-term yields), which historically has been a harbinger of slower economic growth. On an absolute basis, municipal bonds once again outperformed their taxable counterparts in the first half of our fiscal year, as they have for most of the last three years. In the six-month period ended August 31, the Lehman Brothers Municipal Bond Index returned 2.02% versus 1.82% for the Lehman Brothers U.S. Aggregate Index.

MUNICIPAL MARKET NEWS

New municipal borrowing in the first eight months of the year totaled about $235 billion, which was approximately 15% lower than in the first eight months of 2005 (according to data from Thomson Financial as published in The Bond Buyer). Refunding issuance fell dramatically as interest rates rose at the beginning of our fiscal year and as demand from investors, including nontraditional buyers of municipals such as hedge funds, remained supportive. Credit conditions have remained favorable, and state government coffers continued to accumulate tax revenues.

Long-term municipals outperformed shorter-term issues in the last six months, thanks primarily to the decline in longer-term interest rates that started at the end of June. High-yield securities maintained their performance advantage over investment-grade issues for the six-month reporting period, although they trailed high-quality bonds in the last two months.

Within the high-quality universe, bonds rated BBB—the lowest investment-grade tier—fared better than securities with higher credit ratings. Tobacco and hospital revenue bonds continued to outperform, resulting in valuations that appear to be extended. Housing finance revenue bonds also did well in the first half of our fiscal year, though they have lagged slightly in recent months. As spreads for lower-quality issues tightened, investors turned to the higher yields available in housing bonds as an alternative.

CALIFORNIA MARKET NEWS

Although California’s economy continues to expand, growth is occurring at a slower pace and is being accompanied by signs of a slowdown in homebuilding and home sales. During the first half of 2006, existing home sales decreased by 21% from the same period one year ago. The median price of an existing single-family home sold in June 2006 increased 6% compared with June 2005, making for the second month of sub-10% price gains. The slowdown has not yet helped affordability, however. According to the California Association of Realtors, the percentage of first-time homebuyers who can afford to purchase a median-priced home fell to 23% in the second quarter of 2006 from 30% one year ago—well below the national figure of 59%. Residential building permits in California are also slowing, down 11% in the first half of 2006 compared with the first half of 2005.

Meanwhile, other economic measures have remained favorable. The state’s unemployment rate was 4.8% in July 2006. Job growth in California was healthy at 1.3% between July 2006 and a year earlier, the same as the national job growth rate during the period. California’s personal income was estimated to have grown by 6.0% in 2005 compared with 5.6% for the nation.

Healthy income gains have translated into further improvements in the state’s finances. In conjunction with preliminary work on California’s fiscal year 2007 budget, officials projected in May that the state would end fiscal year 2006 with a budgetary reserve of $9 billion, some $8 billion better than expected. The improvement came primarily from higher personal income tax receipts. For fiscal year 2007, budget experts anticipate roughly $101 billion in general fund spending, a 9% increase, with most of the additional funding going to K–12 and higher education programs. General fund revenues are expected to be $94 billion in fiscal year 2007, a 1% increase. The gap between spending and revenues will be made up by drawing down most of the $9 billion reserve, leaving $1.6 billion in reserves as of June 30, 2007.

The state will still need to address budget concerns over the longer term. It is estimated that California will face structural budget gaps of $4 billion–$5 billion in fiscal years 2008 and 2009. The state still has just under $4 billion in remaining authorized deficit bonding available and has indicated it will not use this capacity in fiscal year 2007, although it could be used in future years.

Thanks to the generally favorable budget environment, the state’s credit ratings continue to improve. In May, both Moody’s Investors Service and Standard & Poor’s upgraded their ratings for the State of California’s debt one notch to A1 and A+ from A2 and A, respectively; in August, Fitch Ratings Service upgraded its rating to A+ from A. In conjunction with these upgrades, the rating agencies’ outlooks were revised from positive to stable. These ratings are for the state’s general obligation pledge, its strongest. The state also issues lease- and appropriation-backed debt, pledges that are generally rated one notch below the general obligation pledge.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund
Your fund returned 1.45% and 2.62%, respectively, for the 6- and 12-month periods ended August 31, slightly ahead of its Lipper benchmark for both periods. Since our last letter to you, the seven-day simple yield on the fund has again increased, ending August at 2.95%.

As the Federal Reserve moved its funds rate to 5.25%, money market rates have continued their trend to higher levels. Money market rates peaked in late June after the last Fed interest rate hike. However, markets reacted to signals that the Fed would pause in its tightening program (which it did on August 8) and signs of a slowing economy by anticipating the Fed might begin cutting rates in early 2007. This sentiment shift caused rates to retrace somewhat in July and August.

In the past six months, yields on one-year California tax-exempt securities fluctuated from around 3.35% in March to as high as 3.70% in late June before falling to around 3.45% at the end of August. Variable-rate notes—a growing share of the municipal money market—averaged yields of around 3.30%, roughly 50 basis points higher than the preceding six months. Strong demand for California tax-exempt income continues to bid up California issues; as a result, yields are anywhere from 10 to 20 basis points lower than those for comparable national securities. (One hundred basis points equal one percentage point.)

The money market yield curve has become very flat, with one-year maturities offering only roughly 15 basis points in additional yield relative to seven-day notes. A number of factors are contributing to the flat curve. The issuance of fixed-rate notes in California is down again for the third consecutive year, the result of strong tax receipts at the state and local level, which have reduced the need for short-term borrowing in the one-year note market. At the same time, new issue of synthetic variable-rate notes is surging.

Given the very modest additional yield offered by longer-term notes, we have found little incentive to extend the fund’s maturities. Our reluctance has been reinforced by uncertainty surrounding the Fed’s next move. As a result, the fund ended the period with a weighted average maturity of 20 days, down significantly from six months ago. Until a clearer picture of the economy’s direction and its implications for Fed policy emerges, we feel a more neutral investment posture is prudent.

California Tax-Free Bond Fund
Your fund returned 2.02% and 3.13% for the 6- and 12-month periods ended August 31, respectively. These returns exceeded those of the Lipper peer group average, reflecting the fund’s solid performance over both periods. Overall, six-month returns were higher than they were last February, reflecting the market’s appreciation for the Fed’s holding pattern in its program of interest rate increases.

Lower-rated credits once again outperformed the general market thanks to their incremental yield advantage and the narrowing yield differential between higher- and lower-quality securities. Demand outstripped supply as new cash flows remained solid. Bonds backed by the tobacco industry’s Master Settlement Agreement and airport facilities again outperformed the general market.

Our favorable results in comparison to the Lipper benchmark were due to several factors. While the fund remains underweight in tobacco bonds, we increased our exposure to the sector, which in turn proved beneficial to performance. A number of lower-rated securities in the fund were refunded and proved top performers. These included a tobacco holding (California Gold Country), a nonrated community facilities district bond (Capistrano), and a nonrated housing position (Chula Vista Housing). (Please see the fund’s Financial Statements for a complete listing of holdings and the amount each represents in the portfolio.)

While the fund’s weighted average quality remains high, we increased exposure to lower-rated credits opportunistically, selling a portion of our insured holdings to increase the fund’s yield. At the start of the period, our below investment-grade holdings were close to their 5% limit. (Please see the prospectus information following this letter.) However, refundings have decreased exposure to roughly 3%. Because the sector looks rich from a valuation standpoint, we will be patient in reinvesting in high-yield bonds, adding positions only when we see a good opportunity.

Additions to the fund reflected our interest in adding bonds that are more sensitive to interest rate changes in anticipation of a market rally. We purchased zero coupon bonds and long noncallable securities during market weakness, both of which benefited the fund’s performance over the latter months of the reporting period. We also took advantage of the weaker market environment by executing tax-loss swaps, recognizing losses to maximize the fund’s tax efficiency.

The fund witnessed some changes in its larger sector categories. Lease revenue bonds replaced dedicated tax revenue debt as the largest sector. We also increased our overall exposure to educational revenue debt. Of note, state obligation debt increased from just under 3% to 6.5%, most of the increase resulting from the changing mix of our Puerto Rico holdings (income from which is not taxable to California investors). As Puerto Rico’s credit faced tremendous market pressure and spreads widened, we took advantage of the weakness and invested in general obligation securities. We perceived relative value in the distressed prices, and our purchases have been top performers.

Returns along the yield curve varied as bonds with shorter maturities continued to underperform and those with longer maturities rallied. We have less exposure to bonds maturing in less than seven years than does the benchmark, while we are overweight in longer-maturity bonds, particularly in the 20-year range. While the 20-year range outperformed, bonds with longer maturities fared even better, particularly those maturing in 30 years.

Relative to the last reporting period, the fund’s overall posture moved from somewhat shorter to slightly longer in maturity relative to the benchmark; in other words, the fund is positioned to better exploit a favorable interest rate environment. The portfolio’s duration was unchanged from our last report at 5.6 years, while the weighted average maturity continued its move higher to 14.3 years from 13.6, reflecting our preference for bonds with longer maturities. This stance has proved beneficial as municipals rallied due to lighter supply and the Fed’s rate pause. We will likely maintain this posture, recognizing that the market has had a fairly healthy recovery. We will also continue to look at enhancing returns by finding the best opportunities along the yield curve, as well as trading and credit opportunities.

OUTLOOK

Following two years of Federal Reserve interest rate increases, the economy seems to be transitioning from a period of rapid growth to a period of below-trend growth that we believe will continue well into 2007. The slowdown in the housing market, which is largely attributable to rising mortgage rates, is beginning to have an impact on employment in housing-related industries. At the same time, reduced refinancing activity and slower home-equity growth, coupled with higher interest and energy costs, are dampening consumer spending. Cost and price pressures continue to mount, however, which could drive yields higher and prompt the central bank to raise the fed funds rate a few more times. At present, however, Fed officials seem prepared to keep short-term rates steady as long as they believe that the economy is slowing sufficiently to ease inflation pressures over time.

Two factors that should support municipal bonds at current levels are the municipal yield curve’s positive slope (that is, longer maturities have higher yields than short maturities) and the likelihood that supply will continue decreasing for the rest of the year. While we are beginning to favor high-quality securities over high-yield issues because of current valuations, our lower-quality municipal allocations remain an important component of our strategies. As always, we will continue to rely upon our proprietary research to uncover the best credit opportunities and selectively invest in attractive income-producing investments.

Municipal bonds have outperformed their taxable counterparts on an absolute basis over the past several years, reaching valuations one might consider rich. However, municipal bonds may be on a long-term trend of improving valuations, which, in a broader, historical context, may still appear attractive. Thus, municipals may continue to be an appealing alternative for investors in higher tax brackets, as their after-tax yields are likely to be higher than those of comparable taxable securities.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

September 20, 2006

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

SUPPLEMENT TO THE CALIFORNIA TAX-FREE BOND FUND PROSPECTUS

This updates the fund’s prospectus dated July 1, 2006. On July 19, 2006, the fund’s Board of Trustees authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in below investment-grade securities to a new restriction allowing each fund to invest up to 10% of its total assets in below investment-grade securities. The new policy will be effective November 1, 2006.

RISKS OF INVESTING

As with all mutual funds, each fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 93.2%		
CALIFORNIA 92.1%		
ABAG Fin. Auth. for Nonprofit Corp., The Urban School of San Francisco, VRDN (Currently 3.33%)	1,520	1,520
ABAG Fin. Auth. for Nonprofit Corp., Young Men's Christian Assoc. of San Francisco, VRDN (Currently 3.30%)	650	650
Affordable Housing Agency, RHA Properties VRDN (Currently 3.35%)	1,000	1,000
California, Economic Recovery, VRDN (Currently 3.30%)	500	500
California, GO, VRDN (Currently 3.44%) (1)	3,500	3,500
California, GO, VRDN (Currently 3.46%) (1)(2)	2,500	2,500
California, Kindergarten Univ. A1, GO VRDN (Currently 3.50%)	600	600
California Dept. of Water Resources, TECP 3.42%, 9/8/06	1,508	1,508
California Dept. of Water Resources, Power Supply VRDN (Currently 3.44%) (1)	2,495	2,495
California Dept. of Water Resources, Power Supply VRDN (Currently 3.44%) (1)	1,900	1,900
California Dept. of Water Resources, Power Supply VRDN (Currently 3.50%)	1,200	1,200
California EFA, Institute of Technology, VRDN (Currently 3.20%)	3,000	3,000
California EFA, Institute of Technology, VRDN (Currently 3.29%)	2,500	2,500
California HFA, TECP, 3.66%, 12/7/06	3,000	3,000
California HFA, Adventist Health System/West VRDN (Currently 3.50%) (3)	3,200	3,200
California HFA, Adventist Health System/West VRDN (Currently 3.50%) (3)	2,200	2,200
California HFA, Kaiser Permanente, VRDN (Currently 3.32%)	3,000	3,000
California HFA, Sutter Health, VRDN (Currently 3.30%) (1)	200	200
California Housing Fin. Agency, Home Mortgage VRDN (Currently 3.40%) (2)	3,251	3,251
California Housing Fin. Agency, Home Mortgage VRDN (Currently 3.45%) (2)(4)	2,740	2,740
California Housing Fin. Agency, Home Mortgage VRDN (Currently 3.45%) (2)	2,735	2,735

California Infrastructure & Economic Dev. Bank, Salvation Army West, TECP, 3.40%, 11/13/06	1,000	1,000
California Infrastructure & Economic Dev. Bank, Salvation Army West, TECP, 3.60%, 10/4/06	4,000	4,000
California State Univ. Trustees, VRDN (Currently 3.44%) (3)	1,000	1,000
California Statewide CDA, ChevronTexaco VRDN (Currently 3.45%)	350	350
California Statewide CDA, Kaiser Permanente TECP, 3.58%, 1/5/07	2,000	2,000
California Statewide CDA, Kaiser Permanente VRDN (Currently 3.32%)	2,000	2,000
East Bay Municipal Utility Dist., VRDN (Currently 3.32%) (5)	2,245	2,245
East Bay Municipal Utility Dist., VRDN (Currently 3.32%) (5)	2,890	2,890
Eclipse Funding Trust, San Francisco Sales Tax VRDN (Currently 3.40%) (4)	3,400	3,400
Golden Gate Bridge, Highway & Transportation Dist. TECP, 3.55%, 10/12/06	4,700	4,700
Grand Terrace Community Redev. Agency, Mount Vernon Villas Multi-Family, VRDN (Currently 3.34%)	3,095	3,095
Irvine, VRDN (Currently 3.45%)	1,305	1,305
Long Beach Harbor, VRDN (Currently 3.44%) (2)	2,000	2,000
Los Angeles, GO, VRDN (Currently 3.44%) (6)	1,060	1,060
Los Angeles Community Redev. Agency, Second & Central Apartments, VRDN (Currently 3.35%) (2)	3,300	3,300
Los Angeles Community Redev. Agency, Lard Security Building VRDN (Currently 3.32%) (2)	2,000	2,000
Los Angeles Municipal Improvement Corp. TECP, 3.61%, 9/12/06	3,000	3,000
Los Angeles Unified School Dist., GO VRDN (Currently 3.44%) (4)	3,100	3,100
Los Angeles Unified School Dist., GO VRDN (Currently 3.44%) (6)	3,230	3,230
Port of Oakland, VRDN (Currently 3.44%) (2)(6)	2,000	2,000
Sacramento County Sanitation Dist. Fin. Auth. VRDN (Currently 3.35%)	950	950

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2006.

At August 31, 2006, the cost of investments for federal income tax purposes was $109,057,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $28,000 were waived during the six months ended August 31, 2006. Including these amounts, management fees waived in the amount of $203,000 remain subject to repayment by the fund at August 31, 2006.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2006, expenses incurred pursuant to these service agreements were $33,000 for Price Associates and $28,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Trustees unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was generally at or below the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds, but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 13, 2006